UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 10, 2016

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)                                 The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 10, 2016. The Annual Meeting was an annual meeting.

(b)                                 The matters submitted to the stockholders of the Company at the Annual Meeting, and the final results of the voting, were as follows:

Proposal 1 - Election of Directors

The individuals named below were elected at the Annual Meeting as Class II members of the Board of Directors, to serve for terms of three years ending in 2019, by the following votes:

Name	For	Against or Withheld	Broker Non-Votes
Kirthi Kalyanam	14,843,093	3,207,450	2,831,088
Joseph J. Tabacco, Jr.	16,290,928	1,759,615	2,831,088

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
20,859,346	15,417	6,868	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Mitch Edwards
Mitch Edwards
Acting Chief Executive Officer and General Counsel
Date:	May 13, 2016